Ticker Symbol By Class
	A	C	I
Miller Convertible Bond Fund	MCFAX	MCFCX	MCIFX
Miller Convertible Plus Fund	MCPAX	MCCCX	MCPIX
Miller Intermediate Bond Fund	MIFAX	MIFCX	MIFIX

PROSPECTUS

March 1, 2018

1-877-441-4434

www.TheMillerFamilyOfFunds.com

Investment Advisor

Wellesley Asset Management, Inc.
20 William Street

Wellesley, MA 02481

781-416-4000

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY
Miller Convertible Bond Fund	1
Miller Convertible Plus Fund	7
Miller Intermediate Bond Fund	13

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES – ALL FUNDS	19

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT RISKS – ALL FUNDS	23

OTHER INVESTMENT RISKS – ALL FUNDS	25

MANAGEMENT OF THE FUNDS	26

INFORMATION ABOUT SHARES	29

HOW TO PURCHASE SHARES	30

HOW TO REDEEM SHARES	35

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	38

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	40

DISTRIBUTION OF SHARES
Distribution Fees	41
Additional Compensation to Financial Intermediaries	41
Householding	41

FINANCIAL HIGHLIGHTS	42

PRIVACY NOTICE	51

FUND SUMMARY -- MILLER CONVERTIBLE BOND FUND

Investment Objective

The Fund’s primary investment objective is to maximize total return comprising current income and capital appreciation, consistent with preservation of capital. The Fund also seeks to realize a total return that outperforms both the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Total Return Index over full market cycles. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 30 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None	None	None
Maximum Sales Charge (Load) on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.50%	1.00%	0.00%
Other Expenses	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.45%	1.95%	0.95%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$714	$1,007	$1,322	$2,210
Class C	$198	$612	$1,052	$2,275
Class I	$97	$303	$525	$1,166

1

FUND SUMMARY -- MILLER CONVERTIBLE BOND FUND (continued)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

Principal Investment Strategies

Wellesley Asset Management, Inc. (“Wellesley” or the “Advisor”), the Fund’s advisor, seeks to maximize the Fund’s total return comprising current income and capital appreciation and preserve principal by investing in convertible bonds. Convertible bonds often provide interest income, as well as capital appreciation if the value of converting to the underlying equity increases over time. Wellesley also seeks to minimize volatility and preserve capital using various strategies, such as investing in convertible bonds that have “put” provisions, relatively short maturities, and/or a guarantee of principal by the issuer. Generally, the convertible bonds in the portfolio will have remaining maturities or put provisions of less than seven years.

Under normal conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in convertible bonds (the “80% Policy”). The Fund’s 80% Policy is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders. The Fund defines convertible bonds as including synthetic convertible bonds and other securities that Wellesley identifies as having characteristics similar to convertible bonds, including any combination of bonds, options, index-linked securities, debt and equity instruments that Wellesley believes have convertible bond-like characteristics.

The Convertible Bond Fund primarily invests in convertible bonds of companies that are domiciled in, or have their principal place of business or principal securities trading market in, or that derive at least 50% of their revenue or profits from goods produced, sales made or services performed in, the United States (“U.S. companies”).

Convertible bonds are generally obligations of a company that can be converted into a predetermined number of shares of common stock of the company issuing the security. Convertible bonds generally offer both defensive characteristics (i.e., provide income during periods when the market price of the underlying common stock declines) and upside potential (i.e., may provide capital appreciation when the market price of the underlying common stock rises). The Fund is not restricted with respect to the credit quality of its holdings and invests in some convertible bonds that are rated less than investment grade or determined to be of comparable credit quality by Wellesley. Synthetic convertible bonds are financial instruments created by combining two or more separate securities that, in total, have returns that are similar to a convertible bond. Synthetic convertible bonds may be created by investment banks, brokerage firms or the Fund. They may include structured equity linked products (“SELPs”) and index-linked and equity-linked convertible structured notes. There is no limit on the portion of the Fund’s portfolio that will be allocated among convertible bonds and synthetic convertibles. The Fund generally will invest in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933.

Wellesley will purchase a convertible bond when it believes there is a high probability that the principal amount of the fixed-income component of the investment will be repaid upon put or maturity and the conversion

2

FUND SUMMARY -- MILLER CONVERTIBLE BOND FUND (continued)

component offers potential upside. Wellesley attempts to identify convertible bonds that are trading at attractive valuations relative to Wellesley’s evaluation of the issuer’s creditworthiness. Wellesley’s investment process includes the use of both quantitative and fundamental research on each issuer to analyze credit quality and the specific terms of each offering. In general, Wellesley sells securities when an issuer’s credit quality deteriorates, the conversion feature of a security is no longer a likely source of capital appreciation, to increase diversification, or when Wellesley believes more attractive investments are available.

Principal Investment Risks

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks. The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments. The other principal risks of investing in the Fund are:

  Active Management Risk: Wellesley’s objective judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Fund’s investment strategy will produce the desired results.
  Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible bonds that are rated below investment grade are subject to the risks associated with high-yield investments.
  Equity Securities Risk: The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time.
  High Yield Risk: Lower-quality securities, such as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These securities offer the potential for higher return, but also involve greater risk than securities of higher quality, including an increased possibility that the issuer, obligor or guarantor may not be able to make its payments of interest and principal. Lower credit quality high yield securities are especially sensitive to adverse economic and competitive industry conditions and may have significant default rates and price volatility.
  Interest Rates Risk: The market value of debt securities tends to decline as interest rates increase and tends to increase as interest rates decline. An issuer of a debt security may not be able to make principal and interest payments on the security as they become due. Debt securities may also be subject to prepayment or redemption risk, which tends to increase when the coupon or interest payment is greater than prevailing interest rates.
  Private Placement and Illiquid Securities: Certain securities are privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933. If any Rule 144A security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.
  Sector Risk: The Fund may focus its investments in securities of a particular sector.  Economic, legislative or regulatory developments may occur that significantly affect the entire sector.  This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.
  Synthetic Convertible Bond Risk: Synthetic convertible bonds are derivative debt securities and are subject to the creditworthiness of the counterparty of the synthetic security. The value of a synthetic convertible bond may decline substantially if the counterparty's creditworthiness deteriorates. The value of a synthetic
3

FUND SUMMARY -- MILLER CONVERTIBLE BOND FUND (continued)

  convertible bond may also respond differently to market fluctuations than a convertible bond because a synthetic convertible is composed of two or more separate securities, each with its own market value.
  Volatility Risk. The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. For a more complete discussion of risk, please turn to page 23.

Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s Class I shares over time to the performance of two broad-based market indices: the Bloomberg Barclays U.S. Aggregate Bond Index and the Standard & Poor’s 500® Index. The Standard & Poor’s 500® Index and Bloomberg Barclays U.S. Aggregate Bond Index replaced the Merrill Lynch All Convertible and Mandatory Index as the Fund’s primary benchmark in 2013 as a more appropriate broad-based index against which to compare the Fund’s performance over a full market cycle. The Standard & Poor’s 500® Index is an additional broad-based index against which the Fund compares its performance over the full market cycle. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Class I Shares Annual Total Return for the Years Ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 12.69% during the quarter ended September 30, 2009, and the lowest return for a quarter was -11.71% during the quarter ended September 30, 2011.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2017)

Class I Shares	One Year	Five Years	Ten Years	Since Inception
Return before taxes	7.30%	8.40%	6.82%	6.81%(1)
Return after taxes on distributions	5.07%	6.41%	5.31%	5.30%(1)
Return after taxes on distributions and sale of Fund shares	4.41%	5.73%	4.80%	4.80%(1)
4

FUND SUMMARY -- MILLER CONVERTIBLE BOND FUND (continued)

Bloomberg Barclays U.S. Aggregate Bond Index(3,5)	3.54%	2.10%	4.01%	4.09%(1) 3.40%(2)
S&P 500 Index(4,5)	21.83%	15.79%	8.50%	8.43%(1) 13.87%(2)
Class A Shares
Return before taxes	0.68%	6.61%	5.62%	5.61%(1)
Class C Shares
Return before taxes	6.19%	7.33%	N/A	6.82%(2)
(1)	The inception date of Class A and Class I shares is December 27, 2007.
(2)	The inception date of Class C shares is December 1, 2009.
(3)	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate, taxable, investment grade fixed-income securities with remaining maturities of one year and longer. The Index includes Treasury, government, corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities.
(4)	The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock’s total market value relative to the total market value of the other stocks included in the index.
(5)	Unlike the Fund’s returns, however, an index does not reflect any fees or expenses. An investor cannot invest directly in an index.

After-tax returns are estimated and were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares and will vary for other classes of the Fund’s shares.

Investment Advisor

Wellesley Asset Management, Inc.

Portfolio Managers

Greg Miller, Chief Executive Officer of Wellesley, shares responsibility for the day-to-day management of the Fund as Co-Portfolio Manager. From the Fund’s inception to March 1, 2010, he was the sole Portfolio Manager. Michael Miller, Chief Investment Officer of Wellesley, shares responsibility for the day-to-day management of the Fund as Co-Portfolio Manager and has been Co-Portfolio Manager of the Fund since March 1, 2010. Darlene Murphy, President and co-founder of Wellesley, shares responsibility for the day-to-day management of the Fund as Co-Portfolio Manager and has been Co-Portfolio Manager of the Fund since November, 2017.

Purchase and Sale of Fund Shares

The minimum initial investment to open an account in Class A and Class C shares is $2,500 for regular accounts and $500 for retirement accounts. The minimum initial investment for Class I shares is $1 million for all account types. The minimum subsequent investment for all classes is $100 for all account types. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Purchases and redemptions may be made by mailing an application or redemption request to Miller Convertible Bond Fund c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, by calling 1-877-441-4434 or by visiting www.TheMillerFamilyOfFunds.com.

5

FUND SUMMARY -- MILLER CONVERTIBLE BOND FUND (continued)

Tax Information

Dividends and capital gain distributions from the Fund, whether reinvested in additional Fund shares or received in cash, are taxable as either ordinary income or capital gains for federal income tax purposes unless you are tax-exempt or investing through a tax-deferred account such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

FUND SUMMARY -- MILLER CONVERTIBLE PLUS FUND

Investment Objective

The Fund’s primary investment objective is to use leverage to maximize total return comprising current income and capital appreciation. The Fund also seeks to realize a total return that outperforms both the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Total Return Index over full market cycles. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 30 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None	None	None
Maximum Sales Charge (Load) on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	2.86%	2.86%	2.86%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses(2)	0.25%	0.25%	0.24%
Leverage Expenses	0.97%	1.03%	1.05%
Total Annual Fund Operating Expenses	4.33%	5.14%	4.15%
Less: Advisory Fee Waiver and Reimbursement (3)	(1.16)%	(1.16)%	(1.15)%
Total Annual Fund Operating Expenses After Advisory Fee Waiver and Reimbursement	3.17%	3.98%	3.00%
(1)	The Fund’s Investment Advisory Agreement provides for an advisory fee to accrue at an annualized base rate of 1.95% of the Fund’s average daily “managed assets,” which equal its total assets including assets attributable to borrowings, minus accrued liabilities other than borrowings (“Managed Assets”). The “Management Fee” recorded in the above table shows the advisory fee as a percentage of the Fund’s average daily net assets, not Managed Assets, and assumes the Fund maintains borrowings for investment purposes of approximately 40% of the Fund’s net assets. Because Managed Assets are greater than net assets, the percentage rate recorded in the table is greater than the contractual percentage rate in the Fund’s Investment Advisory Agreement.

(2)	Other Expenses reflect the updated contractual fees to be paid by the Fund during the current year.

(3)	Wellesley has contractually agreed to waive its advisory fee and/or reimburse expenses of the Fund until February 28, 2019, to the extent necessary to limit the Total Annual Fund Operating Expenses (subject to the following exclusions) of each class to a specified percentage of such class’ average daily net assets. Pursuant to an expense limitation agreement, the Total Annual Fund Operating Expenses (subject to the following exclusions) will be limited to the annualized rate of 2.20%, 2.95% and 1.95% of the average daily net assets attributable to Class A, Class C and Class I, respectively (the “Expense Limitation”). The Expense Limitation will exclude (not limit) interest on borrowings, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification). The expense limitation agreement provides that Wellesley may recoup from a class any amount reimbursed if such class’ Total Annual Fund Operating Expenses fall below the Expense Limitation during the 36 month period following such waiver or reimbursement, provided the Fund is able to effect recoupment while remaining in compliance with applicable Expense Limitations.

7

FUND SUMMARY -- MILLER CONVERTIBLE PLUS FUND (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$877	$1,713	$2,561	$4,731
Class C	$400	$1,437	$2,471	$5,044
Class I	$303	$1,157	$2,025	$4,262

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 122% of the average value of its portfolio.

Principal Investment Strategies

Wellesley Asset Management, Inc. (“Wellesley”), the Fund’s advisor, seeks to maximize the Fund’s total return comprising current income and capital appreciation by investing in a leveraged portfolio consisting primarily of convertible bonds. Convertible bonds often provide interest income, as well as capital appreciation if the value of converting to the underlying equity increases over time. The Fund may experience periods of high volatility.

The Fund may invest in securities without principal protection and employs substantial leverage, primarily in the form of borrowing, to increase the potential gain from attractive securities selection. Such borrowing can benefit the Fund if the net rate of return on its investments purchased with the proceeds of the loan exceeds the interest or fees payable thereon. The Fund currently anticipates using indebtedness in an amount up to approximately 33 1/3% of the Fund’s total assets (including borrowing proceeds) to leverage the Fund’s portfolio.

Under normal conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in convertible bonds (the “80% Policy”). The Fund’s 80% investment policy is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders. The Fund defines convertible bonds as including synthetic convertible bonds and other securities that Wellesley identifies as having characteristics similar to convertible bonds, including any combination of bonds, options, index-linked securities, debt and equity instruments that Wellesley believes have convertible bond-like characteristics.

There is no limit on the portion of the Fund’s portfolio that will be allocated among convertible bonds, synthetic convertible bonds and other similar investments. The Fund expects that the average duration of its portfolio will be less than seven years, but there are no restrictions on the maximum or minimum maturity of any individual security and Wellesley has broad discretion to adjust duration depending on its outlook for factors such as interest rates. The convertible bonds purchased by the Fund may contain put options that entitle the holder to sell the security back to the issuer at a stated price on one or more future dates.

8

FUND SUMMARY -- MILLER CONVERTIBLE PLUS FUND (continued)

The Fund primarily invests in convertible bonds of companies that are domiciled in, or have their principal place of business or principal securities trading market in, or that derive at least 50% of their revenue or profits from goods produced, sales made or services performed in, the United States (“U.S. companies”).

Convertible bonds are generally obligations of a company that can be converted into a predetermined number of shares of common stock of the company issuing the security. Convertible bonds offer both defensive characteristics (i.e., provide income during periods when the market price of the underlying common stock declines) and upside potential (i.e., may provide capital appreciation when the market price of the underlying common stock rises). The Fund is not restricted with respect to the credit quality of its holdings and invests in some convertible bonds that are rated less than investment grade or determined to be of comparable credit quality by Wellesley (commonly called “high yield” or “junk” bonds). Wellesley may pair convertible bonds with put and call options as necessary to seek principal protection in its long positions. Wellesley will also invest in other instruments it believes have the characteristics of convertible bonds such as synthetic convertible bonds which are financial instruments created by combining two or more separate securities or derivatives that, in total, have returns that are similar to a convertible bond. Synthetic convertible bonds may be created by investment banks, brokerage firms or the Fund. They may include structured equity linked products (“SELPs”) and index-linked and equity-linked convertible structured notes, which may include a guarantee feature to guarantee return of the original issue price. There is no limit on the portion of the Fund’s portfolio that will be allocated among convertible bonds, synthetic convertibles and other similar investments. The Fund expects that the average duration of its portfolio of convertible securities will range from two to ten years, but there are no restrictions on the maximum or minimum maturity of any individual security and Wellesley has broad discretion to adjust duration depending on its outlook for factors such as interest rates. The Fund generally will invest in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933.

Wellesley will purchase a convertible bond when it believes there is a high probability that the principal amount of the fixed-income component of the investment will be repaid upon put or maturity and the conversion component offers potential upside. Wellesley attempts to identify convertible bonds that are trading at attractive valuations relative to Wellesley’s evaluation of the issuer’s creditworthiness. Wellesley’s investment process includes the use of both quantitative and fundamental research on each issuer to analyze credit quality and the specific terms of each offering. In general, Wellesley sells securities when an issuer’s credit quality deteriorates, the conversion feature of a security is no longer a likely source of capital appreciation, to increase diversification, or when Wellesley believes more attractive investments are available.

Principal Investment Risks

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks. The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments. The other principal risks of investing in the Fund are:

  Active Management Risk: Wellesley’s objective judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Fund’s investment strategy will produce the desired results.
  Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible bonds that are rated below investment grade are subject to the risks associated with high-yield investments.
  Equity Securities Risk: The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time.
9

FUND SUMMARY -- MILLER CONVERTIBLE PLUS FUND (continued)

  High Yield Risk: Lower-quality securities, such as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These securities offer the potential for higher return, but also involve greater risk than securities of higher quality, including an increased possibility that the issuer, obligor or guarantor may not be able to make its payments of interest and principal. Lower credit quality high yield securities are especially sensitive to adverse economic and competitive industry conditions and may have significant default rates and price volatility.
  Interest Rate Risk: The market value of debt securities tends to decline as interest rates increase and tends to increase as interest rates decline. An issuer of a debt security may not be able to make principal and interest payments on the security as they become due. Debt securities may also be subject to prepayment or redemption risk, which tends to increase when the coupon or interest payment is greater than prevailing interest rates.
  Leverage Risk: The use of leverage through activities such as borrowing or purchasing derivatives can magnify the effects of changes in the value of the Fund and make the Fund’s share price more volatile and sensitive to market movements. During periods in which the Fund is using leverage, which will be a majority of the time, the fees received by Wellesley will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which include assets attributable to leverage. Because leverage increases the fees payable to the advisor, Wellesley has an incentive to increase the Fund’s use of leverage.

•         Portfolio Turnover Risk.  Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

  Private Placement and Illiquid Securities: Certain securities are privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933. If any Rule 144A security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.
  Sector Risk: The Fund may focus its investments in securities of a particular sector.  Economic, legislative or regulatory developments may occur that significantly affect the entire sector.  This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.
  Synthetic Convertible Bond Risk: Synthetic convertible bonds are derivative debt securities and are subject to the creditworthiness of the counterparty of the synthetic security. The value of a synthetic convertible bond may decline substantially if the counterparty's creditworthiness deteriorates. The value of a synthetic convertible bond may also respond differently to market fluctuations than a convertible bond because a synthetic convertible is composed of two or more separate securities, each with its own market value.
  Volatility Risk. The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. For a more complete discussion of risk, please turn to page 23.

Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s Class I shares over time to the performance of two broad-based market indices: the Bloomberg Barclays U.S. Aggregate Bond

10

FUND SUMMARY -- MILLER CONVERTIBLE PLUS FUND (continued)

Index and the Standard & Poor’s 500® Index. The Standard & Poor’s 500® Index is an additional broad-based index against which the Fund compares its performance over the full market cycle. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Class I Shares Annual Total Return for the Years Ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 9.40% during the quarter ended September 30, 2016, and the lowest return for a quarter was -10.49% during the quarter ended September 30, 2015.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2017)

Class I Shares	One Year	Since Inception(1)
Return before taxes	7.10%	9.31%
Return after taxes on distributions	4.43%	7.74%
Return after taxes on distributions and sale of Fund shares	4.00%	6.47%
Bloomberg Barclays U.S. Aggregate Bond Index(2,4)	3.54%	2.24%
S&P 500 Index(3,4)	21.83%	11.41%
Class A Shares
Return before taxes	0.68%	6.94%
Class C Shares
Return before taxes	5.97%	8.21%

(1)	The inception date of Class A, Class C, and Class I shares is December 31, 2014.
(2)	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate, taxable, investment grade fixed-income securities with remaining maturities of one year and longer. The Index includes Treasury, government, corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities.
(3)	The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock’s total market value relative to the total market value of the other stocks included in the index.
(4)	Unlike the Fund’s returns, however, an index does not reflect any fees or expenses. An investor cannot invest directly in an index.

After-tax returns are estimated and were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold

11

FUND SUMMARY -- MILLER CONVERTIBLE PLUS FUND (continued)

shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares and will vary for other classes of the Fund’s shares.

Investment Advisor

Wellesley Asset Management, Inc.

Portfolio Managers

Greg Miller, Chief Executive Officer of Wellesley, shares responsibility for the day-to-day management of the Fund as Portfolio Manager with Michael Miller, Chief Investment Officer of Wellesley. Greg and Michael Miller have been the Fund’s portfolio managers since its inception. Darlene Murphy, President and co-founder of Wellesley, shares responsibility for the day-to-day management of the Fund as Co-Portfolio Manager and has been Co-Portfolio Manager of the Fund since November, 2017.

Purchase and Sale of Fund Shares

The minimum initial investment to open an account in Class A and Class C shares is $2,500 for regular accounts and $500 for retirement accounts. The minimum initial investment for Class I shares is $1 million for all account types. The minimum subsequent investment for all classes is $100 for all account types. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Purchases and redemptions may be made by mailing an application or redemption request to Miller Convertible Plus Fund c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, by calling 1-877-441-4434 or by visiting www.TheMillerFamilyOfFunds.com.

Tax Information

Dividends and capital gain distributions from the Fund, whether reinvested in additional Fund shares or received in cash, are taxable as either ordinary income or capital gains for federal income tax purposes unless you are tax-exempt or investing through a tax-deferred account such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12

FUND SUMMARY -- MILLER INTERMEDIATE BOND FUND

Investment Objective

The Fund’s primary investment objective is to maximize total return comprising current income and capital appreciation, consistent with preservation of capital. The Fund also seeks to realize a total return that outperforms the Bloomberg Barclays U.S. Aggregate Bond Index over full market cycles. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 30 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None	None	None
Maximum Sales Charge (Load) on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses(1)	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses	1.43%	2.18%	1.18%
Less: Advisory Fee Waiver and Reimbursement(2)	(0.13)%	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Advisory Fee Waive and Reimbursement	1.30%	2.05%	1.05%
(1)	Other Expenses reflect the updated contractual fees to be paid by the Fund during the current year.
(2)	Wellesley has contractually agreed to waive its advisory fee and/or reimburse expenses of the Fund until February 28, 2019, to the extent necessary to limit the Total Annual Fund Operating Expenses (subject to the following exclusions) of each class to a specified percentage of such class’ average daily net assets. Pursuant to an expense limitation agreement, the Total Annual Fund Operating Expenses (subject to the following exclusions) will be limited to the annualized rate of 1.30%, 2.05% and 1.05% of the average daily net assets attributable to Class A, Class C and Class I, respectively (the “Expense Limitation”). The Expense Limitation will exclude (not limit) interest on borrowings, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification). The expense limitation agreement provides that Wellesley may recoup from a class any amount reimbursed if such class’ Total Annual Fund Operating Expenses fall below the Expense Limitation during the 36 month period following such waiver or reimbursement, provided the Fund is able to effect recoupment while remaining in compliance with applicable Expense Limitations.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

13

FUND SUMMARY -- MILLER INTERMEDIATE BOND FUND (continued)

	1 year	3 years	5 years	10 years
Class A	$700	$989	$1,300	$2,179
Class C	$208	$670	$1,158	$2,503
Class I	$107	$362	$636	$1,420

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies

Wellesley Asset Management, Inc. (“Wellesley”), the Fund’s advisor, seeks to maximize total return comprising current income and capital appreciation and preserve principal by investing in a portfolio consisting primarily of intermediate bonds. The Fund defines bonds as including corporate bonds, notes and debentures, convertible and synthetic convertible bonds, government securities, mortgage and other asset-backed securities, and other securities that Wellesley believes have bond-like characteristics, including hybrids and synthetic securities.

Under normal conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in a portfolio of bonds with a dollar-weighted average maturity of between three and ten years (the “80% Policy”). The Fund’s 80% investment policy is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders. The convertible bonds purchased by the Fund may contain put options that entitle the holder to sell the security back to the issuer at a stated price on one or more future dates.

The Fund primarily invests in bonds of companies that are domiciled in, or have their principal place of business or principal securities trading market in, or that derive at least 50% of their revenue or profits from goods produced, sales made or services performed in, the United States (“U.S. companies”).

The Fund expects that, at the time of purchase, most securities will have remaining maturities or put provisions of three to ten years, but there are no restrictions on the maximum or minimum maturity of any individual security that the Fund may purchase. The Fund is not restricted with respect to the credit quality of its holdings and invests in some bonds that are rated less than investment grade or determined to be of comparable credit quality by Wellesley.

The bonds in which the Fund invests generally provide for repayment of principal in full at maturity of the security and may pay a fixed or variable rate of interest. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Most convertible bonds are obligations of a company that can be converted into a predetermined number of shares of common stock of the company issuing the security. Convertible bonds generally offer both defensive characteristics (i.e., provide income during periods when the market price of the underlying common stock declines) and upside potential (i.e., may provide capital appreciation when the market price of the underlying common stock rises). Synthetic convertible bonds are financial instruments created by combining two or more separate securities that, in total, have returns that are

14

FUND SUMMARY -- MILLER INTERMEDIATE BOND FUND (continued)

similar to a convertible bond. Synthetic convertible bonds may be created by investment banks, brokerage firms or the Fund. They may include structured equity linked products (“SELPs”) and index-linked and equity-linked convertible structured notes. There is no limit on the portion of the Fund’s portfolio that will be allocated among convertible bonds, synthetic convertibles corporate bonds, government securities and other types of bonds. The Fund generally will invest in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933.

Wellesley will purchase a bond when it believes there is a high probability that the principal amount of the investment will be repaid upon put or maturity and, in the case of a convertible bond, that the conversion component offers potential upside. Wellesley attempts to identify bonds that are trading at attractive valuations relative to Wellesley’s evaluation of the issuer’s creditworthiness. Wellesley’s investment process includes the use of both quantitative and fundamental research on each issuer to analyze credit quality and the specific terms of each offering. In general, Wellesley sells securities when an issuer’s credit quality deteriorates, the conversion feature of a convertible security is no longer a likely source of capital appreciation, to increase diversification, or when Wellesley believes more attractive investments are available.

Principal Investment Risks

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks. The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments. The other principal risks of investing in the Fund are:

  Active Management Risk: Wellesley’s objective judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Fund’s investment strategy will produce the desired results.
  Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible bonds that are rated below investment grade are subject to the risks associated with high-yield investments.
  Corporate Bond Risk. Corporate bonds are backed only by the issuer, and therefore, investments in corporate bonds are subject to issuer risk. Additionally, credit risk is created when the debt issuer fails to pay interest and principal in a timely manner, or negative perceptions of the issuer’s ability to make such payments may cause the price of that debt to decline.
  High Yield Risk: Lower-quality securities, such as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These securities offer the potential for higher return, but also involve greater risk than securities of higher quality, including an increased possibility that the issuer, obligor or guarantor may not be able to make its payments of interest and principal. Lower credit quality high yield securities are especially sensitive to adverse economic and competitive industry conditions and may have significant default rates and price volatility.
  Interest Rate Risk: The market value of debt securities tends to decline as interest rates increase and tends to increase as interest rates decline. An issuer of a debt security may not be able to make principal and interest payments on the security as they become due. Debt securities may also be subject to prepayment or redemption risk, which tends to increase when the coupon or interest payment is greater than prevailing interest rates.
  Private Placement and Illiquid Securities: Certain securities are privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the
15

FUND SUMMARY -- MILLER INTERMEDIATE BOND FUND (continued)

  Securities Act of 1933. If any Rule 144A security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.
  Sector Risk: The Fund may focus its investments in securities of a particular sector.  Economic, legislative or regulatory developments may occur that significantly affect the entire sector.  This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.
  Synthetic Convertible Bond Risk: Synthetic convertible bonds are derivative debt securities and are subject to the creditworthiness of the counterparty of the synthetic security. The value of a synthetic convertible bond may decline substantially if the counterparty's creditworthiness deteriorates. The value of a synthetic convertible bond may also respond differently to market fluctuations than a convertible bond because a synthetic convertible is composed of two or more separate securities, each with its own market value.
  Volatility Risk: The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. For a more complete discussion of risk, please turn to page 23.

Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s Class I shares over time to the performance of two broad-based market indices: the Bloomberg Barclays U.S. Aggregate Bond Index and the Standard & Poor’s 500® Index. The Standard & Poor’s 500® Index is an additional broad-based index against which the Fund compares its performance over the full market cycle. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Class I Shares Annual Total Return for the Years Ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 4.39% during the quarter ended March 31, 2015, and the lowest return for a quarter was -3.04% during the quarter ended September 30, 2015.

16

FUND SUMMARY -- MILLER INTERMEDIATE BOND FUND (continued)

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2017)

Class I Shares	One Year	Since Inception(1)
Return before taxes	3.10%	5.13%
Return after taxes on distributions	1.45%	4.07%
Return after taxes on distributions and sale of Fund shares	1.80%	3.46%
Bloomberg Barclays U.S. Aggregate Bond Index(2,4)	3.54%	2.24%
S&P 500 Index(3,4)	21.83%	11.41%
Class A Shares
Return before taxes	(3.10)%	2.82%
Class C Shares
Return before taxes	2.11%	4.32%
(1)	The inception date of Class A, Class C, and Class I shares is December 31, 2014.
(2)	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate, taxable, investment grade fixed-income securities with remaining maturities of one year and longer. The Index includes Treasury, government, corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities.
(3)	The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock’s total market value relative to the total market value of the other stocks included in the index.
(4)	Unlike the Fund’s returns, however, an index does not reflect any fees or expenses. An investor cannot invest directly in an index.

After-tax returns are estimated and were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares and will vary for other classes of the Fund’s shares.

Investment Advisor

Wellesley Asset Management, Inc.

Portfolio Managers

Greg Miller, Chief Executive Officer of Wellesley, shares responsibility for the day-to-day management of the Fund as Co-Portfolio Manager with Michael Miller, Chief Investment Officer of Wellesley. Greg and Michael Miller have been the Fund’s portfolio managers since its inception. Darlene Murphy, President and co-founder of Wellesley, shares responsibility for the day-to-day management of the Fund as Co-Portfolio Manager and has been Co-Portfolio Manager of the Fund since November, 2017.

Purchase and Sale of Fund Shares

The minimum initial investment to open an account in Class A and Class C shares is $2,500 for regular accounts and $500 for retirement accounts. The minimum initial investment for Class I shares is $1 million for all account types. The minimum subsequent investment for all classes is $100 for all account types. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Purchases and redemptions may be made by mailing an application or redemption request to Miller

17

FUND SUMMARY -- MILLER INTERMEDIATE BOND FUND (continued)

Intermediate Bond Fund c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, by calling 1-877-441-4434 or by visiting www.TheMillerFamilyOfFunds.com.

Tax Information

Dividends and capital gain distributions from the Fund, whether reinvested in additional Fund shares or received in cash, are taxable as either ordinary income or capital gains for federal income tax purposes unless you are tax-exempt or investing through a tax-deferred account such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

18

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES -- ALL FUNDS

Each of Miller Convertible Bond Fund, Miller Convertible Plus Fund and Miller Intermediate Bond Fund (together, the “Funds”) may engage in certain investment strategies in addition to the Fund’s principal investment strategies. The strategies described below apply to all the Funds unless otherwise specified.

Wellesley will purchase a bond or a convertible bond when it believes there is a high probability that the principal amount of the fixed-income component of the investment will be repaid upon put or maturity and the conversion component offers potential upside. Wellesley attempts to identify convertible bonds that are trading at attractive valuations relative to Wellesley’s evaluation of the issuer’s creditworthiness. Wellesley’s investment process includes the use of both quantitative and fundamental research on each issuer to analyze credit quality and the specific terms of each offering.

Wellesley typically applies a multiple-step approach when evaluating convertible bonds, which includes:

  evaluating the default risk of the convertible bonds using traditional credit analysis;
  analyzing the convertible’s underlying common stock to determine its capital appreciation potential;
  assessing the risk/return potential of the convertible bond; and
  evaluating the convertible security’s impact on the overall composition of the Fund’s portfolio.

In analyzing the appreciation potential of the underlying common stock and the default risk of the convertible bond, Wellesley generally considers the following characteristics of the issuer: financial soundness; ability to make interest and dividend payments; earnings and cash-flow forecast. With respect to each company, Wellesley usually reviews:

  growth trends;
  financial health, including debt to equity ratios, return on equity, return on assets and return on invested capital; and
  market multiples including price-earnings (“P/E”) ratios and price-earnings-growth (“PEG”) ratios.

Wellesley may sell a security under the following circumstances:

  if there are adverse changes in the issuer’s actual and/or projected earnings, credit deterioration, accounting fraud, or an adverse outlook for the particular industry or sector;
  if there is a decline in the price of the underlying security and the prospects for capital appreciation are not attractive;
  to increase portfolio diversification, to meet the liquidity needs of the Fund, or to increase principal protection of an appreciated asset; or
  if the issuer has announced a call for the bond, or as a put date approaches, and Wellesley believes that selling the bond in advance of the call or put and re-deploying the proceeds would be beneficial to the Fund.

In general, Wellesley purchases securities that it believes are attractively valued and sells them when an issuer’s credit quality deteriorates or the conversion feature of a security is no longer a likely source of capital appreciation. Although each Fund’s portfolio will generally invest in several different industries, the Fund can invest a significant percentage of its assets in a particular market sector.

19

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES -- ALL FUNDS (continued)

Bonds. The Funds invest in debt obligations of U.S. companies and the U.S. government. Such U.S. government securities include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, or by various agencies and instrumentalities established or sponsored by the U.S. government. The Funds may also invest in debt securities issued by state and local municipalities. The corporate debt obligations in which the Funds may invest include, but are not limited to, bonds, notes, debentures, and commercial paper of U.S. companies. Debt securities may pay fixed, variable, inflation-indexed, or other rates of return, including zero coupon and original issue discount bonds. The Fund may invest in debt securities of any quality, including debt securities that are below investment grade (commonly called “high yield” or “junk” bonds).

Convertible Bonds. Convertible bonds possess two principal characteristics: a fixed-income component and a convertible component. The fixed-income component is designed to ensure the return of principal and may offer some interest income as well. The convertible component contains the right to exchange the bond for a predetermined number of shares of common stock of the issuer. By permitting a Fund to exchange its investment for common stock, the cash value of a security, or a basket or index of securities, convertible bonds may enable the Fund to benefit from increases in the market price of the underlying securities. Because of this potential for gains, convertible bonds may bear interest at a rate below the interest rate that the same issuer would pay on a similar security without a conversion feature. Holders of convertible bonds typically have a claim on the assets of the issuer that takes priority over the holders of preferred or common stock but is subordinated to similar non-convertible bonds of the same issuer in case of liquidation. Depending on the terms of the convertible bond’s prospectus, the issuer may have the right to settle the bondholders’ conversion request in stock only, cash only, or in cash and stock.

In addition, many convertible bonds purchased by the Funds are issued with a “call” feature that may allow the issuer to redeem the security at various times. Conversely, certain convertible securities may provide a “put option,” which entitles the holder to force the redemption of the security at a stated principal amount at one or more future dates.

Convertible Preferred Stock. The Fund may invest in convertible preferred stocks which allow the Fund to convert the preferred shares into a fixed number of common shares, usually after a predetermined date. Like preferred stock, convertible preferred stock generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends.

Derivative Instruments and Aggressive Investment Techniques. The Funds may use investment techniques, including derivatives transactions that may be considered aggressive. Derivative instruments, including swaps, futures and options, enable the Fund to create or seek greater exposure to target investments that would not typically be available by purchasing only traditional equity and fixed-income securities. The use of these derivative securities produces economically “leveraged” investment results. Such leverage is in addition to the leverage from borrowing in the case of Miller Convertible Plus Fund. A Fund’s investments in futures, options contracts and swap agreements will be collateralized by U.S. Government securities and repurchase agreements.

Leverage. (only Miller Convertible Plus Fund) Leverage arises when a Fund engages in transactions that enable it to achieve more investment exposure than could be obtained from fully investing the Fund’s assets. The use of leverage magnifies the effect of market movements and the resulting gains or losses. The Fund will seek to leverage its portfolio with borrowings from banks to increase the potential for gain from favorable securities selection. Under the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund is generally not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset

20

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES -- ALL FUNDS (continued)

coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Accordingly, each Fund expects to limit its borrowings for investment purposes to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed).

Private Placement and Illiquid Securities. The Funds may invest in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Funds under Rule 144A under the Securities Act of 1933. Normally, the Funds purchase Rule 144A securities only if Wellesley has determined them to be liquid, that is, readily marketable. If qualified institutional buyers are unwilling to purchase these Rule 144A securities, certain of a Fund’s assets could be invested in illiquid securities. If any Rule 144A security held by a Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

ReFlow Liquidity Program. Each Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase Fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of Fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. Such fee is allocated among a Fund’s share classes based on relative net assets. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies or anticipated performance. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s redemption-in-kind policies. The Advisor believes that the program assists in stabilizing each participating Fund’s net assets to the benefit of the Fund and its shareholders. To the extent a Fund’s net assets do not decline, Wellesley may also benefit.

Synthetic Convertible Bonds. The Funds invest in synthetic convertible bonds which may be packaged by investment banks and brokerage firms or created by Wellesley. Synthetic convertible bonds include SELPs that combine unrelated securities which together have the characteristics of convertible securities: a fixed-income component and a convertible component. The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as zero coupon, corporate or government bonds. The convertible component is achieved by investing in warrants or options to buy or sell common stock or various indices at a certain exercise price, or options on a stock index.

Synthetic convertible bonds also include index-linked and equity-linked convertible structured notes. Index-linked and equity-linked notes are securities, the value of which fluctuates based on the value of a basket of stocks or other securities (in the case of index-linked notes) or a single security (in the case of equity-linked notes). Many index-linked and equity-linked notes have a guarantee feature (usually supplied by a brokerage house or bank) that guarantees return of the original issue price, providing substantial protection against a decline in price, while preserving the ability for capital appreciation if the underlying basket of securities increases in value.

Temporary Investments. To respond to adverse market, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and

21

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES -- ALL FUNDS (continued)

repurchase agreements. A Fund may also invest a substantial portion of its assets in money market mutual funds at any time to maintain liquidity or pending selection of investments in accordance with its policies.

U.S. Dollar-Denominated Foreign Bonds. The Fund may invest in bonds of non-U.S. companies that are denominated in U.S. dollars. Such investments are typically made in order to gain exposure to a larger universe of bonds, and/or international debt markets generally, while undertaking less currency risk than compared to purchases of non-U.S. denominated bonds.

22

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT RISKS -- ALL FUNDS

As with all mutual funds, there is the risk that you could lose money through your investment in a Fund. Many factors affect the Funds’ net asset value and performance. The principal risks described below apply to all the Funds unless otherwise specified.

  Active Management Risk: Wellesley’s objective judgments about the attractiveness and potential appreciation of particular investments in which a Fund invests may prove to be incorrect and there is no guarantee that a Fund’s investment strategy will produce the desired results. A Fund and, therefore, the shareholders accrue additional expenses with more active management strategies (as compared to strategies like indexing).
  Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Because convertible bonds may be exchanged for a predetermined number of shares of common stock, they exhibit risks associated with the underlying equities securities especially when their conversion value is the same as the value of the bond. Convertible bonds are similar to fixed-income debt securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future. They are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond. If a convertible bond held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund. Convertible bonds that are rated below investment grade are subject to the risks associated with high-yield investments.
  Corporate Bond Risk: The chance of corporate bonds generally having higher interest rates than those of other fixed income instruments, like certificates of deposit and U.S. Treasury securities, also bear greater risk, as they are backed only by the issuer, and therefore, investments in corporate bonds are subject to issuer risk. Additionally, credit risk is created when the debt issuer fails to pay interest and principal in a timely manner, or negative perceptions of the issuer’s ability to make such payments may cause the price of that debt to decline.
  Derivative Instruments and Aggressive Investment Techniques Risk: The Funds may use investment techniques that may be considered aggressive. Risks associated with the use of derivative instruments, including futures contracts, swap agreements, options and options on futures contracts include potentially dramatic price changes (losses) in the value of the instruments, the loss of premium on unexercised derivatives, and imperfect correlations between the price of the contract and the underlying security or instrument. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
  Equity Securities Risk: The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.
  High Yield Risk: Lower-quality securities, such as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These securities offer the potential for higher return, but also involve greater risk than securities of higher quality, including an increased possibility that the issuer, obligor or guarantor may not be able to make its payments of interest and principal. Lower credit quality high yield securities are especially sensitive to adverse economic and competitive industry
23

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT RISKS -- ALL FUNDS (continued)

conditions and may have significant default rates and price volatility. If an issuer defaults, the value of the security may decrease, and a Fund’s share price may decrease. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell its securities. Such securities may also be subject to resale restrictions. The lack of a liquid market for these bonds could make the bonds more difficult to value. As a result, high yield debt instruments also generally pose a greater risk of being valued incorrectly by the market or a Fund.

  Interest Rate Risk: The market value of fixed-income (and, to a lesser extent, variable rate) debt securities tends to decline as interest rates increase and tends to increase as interest rates decline. Debt securities are also subject to credit risk, which is the risk that an issuer of a debt security may not be able to make principal and interest payments on the security as they become due. Debt securities may also be subject to prepayment or redemption risk, which tends to increase when the coupon or interest payment is greater than prevailing interest rates. A Fund’s performance may suffer when it must reinvest the proceeds from existing investments (upon their prepayment, redemption, call, maturity, etc.) at a lower rate of interest or return. This generally occurs during periods of falling interest rates when prepayments or redemptions typically accelerate as borrowers refinance their obligations to take advantage of more attractive rates.
  Leverage Risk: (only Miller Convertible Plus Fund) The use of leverage through activities such as borrowing or purchasing derivatives can magnify the effects of changes in the value of the Fund and make the Fund’s share price more volatile and sensitive to market movements. The leveraged investment techniques that the Fund employs could cause investors in the Fund to lose more money in adverse environments. Leverage may result in the creation of a liability that requires the Fund to pay interest or fees, which may be greater than the income or gain received by the Fund from the securities purchased with leverage proceeds. During periods in which the Fund is using leverage, which will be a majority of the time, the fees received by Wellesley will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which include assets attributable to leverage. Because leverage increases the fees payable to the advisor, Wellesley has an incentive to increase the Fund’s use of leverage.
  Sector Risk: A Fund may focus its investments in securities of a particular sector.  Economic, legislative or regulatory developments may occur that significantly affect the entire sector.  This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.
  Synthetic Convertible Bond Risk: Synthetic convertible bonds are derivative debt securities and are subject to the creditworthiness of the counterparty of the synthetic security. The value of a synthetic convertible bond may decline substantially if the counterparty's creditworthiness deteriorates. The value of a synthetic convertible bond may also respond differently to market fluctuations than a convertible bond because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls on the wrong side of the exercise price of the warrant or option, the warrant or option may lose all value. A default in the bond portion of the synthetic convertible security could result in substantial loss.
  Volatility Risk: The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
24

OTHER INVESTMENT RISKS -- ALL FUNDS

•	Convertible Preferred Stock Risk: Convertible preferred stock has preference over common stock in the payment of dividends but ranks behind bonds, including convertible bonds, in priority upon liquidation. As a result, convertible preferred stock will generally have a lower credit rating than a convertible bond with similar terms issued by the same company. Also, because convertible preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s convertible bonds.

•	Portfolio Turnover Risk: Each Fund is required to distribute its net realized capital gains annually under federal tax laws. A Fund’s investment strategy may involve frequent trading, which will lead to higher portfolio turnover and could generate potentially large amounts of net realized capital gains in a given year. To the extent the Fund experiences an increase in brokerage commissions due to higher turnover, the Fund’s performance could be negatively impacted.

•	Temporary Investments Risk: While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited and the Fund may not meet its investment objective. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund and indirectly, its shareholders bear a pro-rata portion of such money market funds’ advisory fees and operational fees in addition to those of the Fund.
•	U.S. Dollar-Denominated Foreign Bonds: Investments in U.S. dollar-denominated bonds that are issued by non-U.S. companies may be subject to some of the risks associated with investing in foreign securities. For example, values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.

Please see the Funds’ SAI for a further discussion of risks. Information on each Fund’s recent portfolio holdings can be found in the Fund’s current annual, semi-annual or quarterly reports. A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is also available in the SAI.

25

MANAGEMENT OF THE FUNDS

Investment Advisor

Wellesley Asset Management, Inc., located at 20 William Street, Wellesley, MA 02481, is the investment advisor to the Funds pursuant to separate Investment Advisory Agreements between Wellesley and Miller Investment Trust (the “Trust”) for each Fund.

Wellesley is a registered investment advisor founded in 1991 by Greg Miller, CPA, and Darlene Murphy, CPA, CFP®, who have managed private accounts specializing in investing in convertible bonds using an absolute return strategy. This strategy seeks to maximize returns while protecting principal by, among other things, investing in convertible bonds, synthetic convertibles, index and equity linked notes and other investment products. As of December 31, 2017 Wellesley had assets under management of approximately $2.5 billion.

General

Pursuant to the agreements described below, each Fund engages Wellesley to conduct investment research and provide certain management services, including the purchase and sale of securities for the Fund’s portfolio. Wellesley provides the Funds with investment advice, supervises each Fund’s investment program and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. A description of the basis for the Board of Trustees’ renewal of Miller Convertible Bond Fund’s, Miller Convertible Plus Fund’s and Miller Intermediate Bond Fund’s Investment Management Agreement is available in the Fund’s Annual Report for the fiscal year ended October 31, 2017.

Miller Convertible Bond Fund

In exchange for managing the Fund and its investments, the Management Agreement between Wellesley and the Trust, on behalf of the Miller Convertible Bond Fund, provides that the Fund will pay Wellesley a fee at the annual rate of 0.75% of the Fund’s average daily net assets, payable monthly in arrears. For the most recent fiscal year ended October 31, 2017, the Fund incurred advisory fees totaling of 0.75% of its average net assets.

Miller Convertible Plus Fund

In exchange for Wellesley’s services in managing the Fund’s investments, the Investment Advisory Agreement between Wellesley and the Trust, on behalf of the Miller Convertible Plus Fund, provides that the Fund will pay Wellesley an advisory fee, accrued daily and payable monthly in arrears, at the annual rate of 1.95% of the Fund’s average Managed Assets. “Managed Assets” means the total assets of the Fund, including any assets attributable to borrowings, minus the Fund’s accrued liabilities other than such borrowings. The management fees reflected in the Fund Summary are calculated using the advisory fee as a percentage of the Fund’s average daily net assets, not Managed Assets, and assumes the Fund maintains borrowings for investment purposes of approximately 40% of the Fund’s net assets. Because Managed Assets are greater than net assets, the percentage rate recorded in the Fund’s fee table is greater than the contractual percentage rate in the Fund’s Investment Advisory Agreement. For the most recent fiscal year ended October 31, 2017, the Fund incurred advisory fees totaling of 2.71% of its average net assets, after waiver.

Miller Intermediate Bond Fund

In exchange for Wellesley’s services in managing the Fund’s investments, the Investment Advisory Agreement between Wellesley and the Trust, on behalf of the Miller Intermediate Bond Fund, provides that the Fund will pay Wellesley an advisory fee, accrued daily and payable monthly in arrears, at the annual rate of 0.95% of the

26

MANAGEMENT OF THE FUNDS (continued)

Fund’s average daily net assets. For the most recent fiscal year ended October 31, 2017, the Fund incurred advisory fees totaling of 1.02% of its average net assets after recapture.

With respect to the Miller Convertible Plus Fund and the Miller Intermediate Bond Fund, Wellesley has contractually agreed to waive its advisory fee and/or reimburse expenses of the Fund to the extent necessary to limit the Total Annual Fund Operating Expenses (subject to the following exclusions) of each class to a specified percentage of such class’ average daily net assets. Pursuant to an expense limitation agreement, the Total Annual Fund Operating Expenses (subject to the following exclusions) will be limited to the annualized rate of 2.20%, 2.95% and 1.95% of the average daily net assets attributable to Class A, Class C and Class I, respectively, for Miller Convertible Plus Fund and to the annualized rate of 1.30%, 2.05% and 1.05% of the average daily net assets attributable to Class A, Class C and Class I, respectively, for Miller Intermediate Bond Fund (the “Expense Limitation”). From the Miller Convertible Plus Fund’s inception through November 1, 2017, the expense limitation was set at 3.20% for Class A shares, 3.95% for Class C shares and 2.95% for Class I shares. From the Miller Intermediate Bond Fund’s inception through November 1, 2017, the expense limitation was set at 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class I shares. For purposes of the expense limitation agreement, “Total Annual Fund Operating Expenses” exclude interest on borrowings, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification). The expense limitation agreement provides that Wellesley may recoup from a class of a given Fund any amount reimbursed if such class’ Total Annual Fund Operating Expenses fall below the applicable Expense Limitation during the during the 36 month period following such reimbursement, provided the Fund is able to effect recoupment while remaining in compliance with the applicable Expense Limitation. With respect to amounts reimbursed by Wellesley prior to the date on which such class commenced investment operations, Wellesley may seek recoupment during the thirty six (36) months from the date on which the class commenced investment operations. This expense limitation agreement will continue until February 28, 2019 and may be terminated before that date only with the approval of the Funds’ Board of Trustees (the (“Board”). Thereafter, the expense limitation agreement will continue from year to year provided that its continuance is approved by Wellesley and the Board on behalf of each Fund.

Portfolio Managers

Greg Miller shares responsibility for the day-to-day management of each of the Funds and has been managing each Fund since its inception. Mr. Miller is the CEO and co-founder of Wellesley and has over thirty years of investment and financial experience. Mr. Miller began his career with PricewaterhouseCoopers LLP (formerly Coopers & Lybrand), an international accounting and consulting firm, and subsequently formed his own CPA firm where he advised clients on investments and financial planning. In 1991, Mr. Miller formed Wellesley in response to increased demand for investment advice from clients. Mr. Miller graduated from Boston University with a B.S. degree in Business Administration, and holds a Master’s of Business Administration and Finance with High Distinction from Babson College.

Michael Miller shares responsibility for the day-to-day management of the Funds and has been managing the Miller Convertible Bond Fund since March 1, 2010 and the Miller Convertible Plus Fund and Miller Intermediate Bond Fund since inception. Mr. Miller joined Wellesley Asset Management in May 2008. As the Chief Investment Officer, he directs the firm’s investment and institutional sales teams and is responsible for research and product development as well as constructing and analyzing client portfolios. Mr. Miller graduated from The American University Kogod School of Business in Washington, D.C., with a B.S. in Business Administration with a concentration in finance and holds a Master of Business Administration degree from Babson College.

27

MANAGEMENT OF THE FUNDS (continued)

Darlene Murphy shares responsibility for the day-to-day management of the Funds. Ms. Murphy is the President and co-founder of Wellesley Asset Management and has over twenty-five years of investment and financial experience. In 1991, Ms. Murphy co-founded Wellesley Asset Management in response to increased demand for investment advice from clients. As President, Ms. Murphy directs Wellesley Asset Management’s Private Client Group, and is responsible for the firm’s overall operations, strategic planning and execution. As a Portfolio Manager, Ms. Murphy’s responsibilities include helping construct and direct the Fund’s portfolio. Ms. Murphy received a Bachelor Degree in Finance from Simmons College and a Master of Business Administration degree from Babson College.

The Funds’ SAI provides additional information about each portfolio manager’s compensation structure, other managed accounts and ownership of Fund shares.

28

INFORMATION ABOUT SHARES

Net Asset Value

The Net Asset Value (“NAV”) of each class of shares of the Funds is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. The NYSE is closed on weekends and most national holidays. The NAV is determined, on a per class basis, by dividing the value of a Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

For purposes of calculating the NAV, each Fund normally use pricing data for domestic equity securities received shortly after the close of the NYSE and does not normally take into account trading, clearances or settlements that take place after the close of the NYSE. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, a Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the close of the NYSE.

With respect to securities and assets for which market quotations are not readily available, such securities and assets are valued at their fair value as determined in good faith by the Board of Trustees.  The Board of Trustees has established a Fair Valuation Committee to which it has delegated certain responsibilities related to the fair valuation process. Fair valuation determinations generally are required for: (i) securities for which market quotations are insufficient or not readily available at the valuation time on a particular business day; (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the security; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value; and (v) securities traded on a foreign exchange, which will be fair valued daily using an independent pricing agent.

With respect to any portion of a Fund’s assets that are invested in one or more mutual funds, such Fund’s NAV is calculated based upon the NAV for that mutual fund. The prospectus for that mutual fund explains the circumstances under which the Fund will use fair value pricing and the effects of using fair value pricing.

29

HOW TO PURCHASE SHARES

Share Classes

Each Fund is offering three classes of shares pursuant to this Prospectus so that you can choose the class that best suits your investment needs: Class A, Class C, and Class I shares. The main differences between each class are sales charges and ongoing fees, minimum purchase amounts, and distribution channels on which shares of the classes may be purchased. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given your investment goals, the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in a Fund represents an interest in the same portfolio of investments in that Fund. Not all share classes may be available for purchase in all states or from all financial intermediaries.

The Funds make available, free of charge at www.TheMillerFamilyOfFunds.com, the information regarding sales charges and breakpoints applicable to the Fund, as well as criteria and instructions for shareholders to take advantage of such breakpoints or other reductions in sales charges.

Class A Shares

Class A shares are offered at their public offering price, which is NAV per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of a Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	1.00%	1.01%	1.00%

In addition, Class A shares of each Fund pay a fee at an annualized rate, based on a percentage of the average daily net assets attributed to Class A of such Fund, as compensation for distribution-related activities and services provided under a Plan of Distribution Pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) adopted by the Trust on behalf of Class A of such Fund. The annualized rate payable for such services is 0.50% under the 12b-1 Plan adopted on behalf of the Miller Convertible Bond Fund’s Class A, and 0.25% under the 12b-1 Plans adopted on behalf of Class A of the other Funds (as described above in Fund Summary). Over time, fees paid under this 12b-1 Plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges. Class A shares are back-end load free, so you generally will not pay any shareholder fees when you sell Class A shares. The minimum initial investment to purchase Class A shares of any Fund is $2,500 for a regular account and $500 for a retirement account.

Class C Shares

Class C shares are offered at NAV with no front-end sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay 1.00% (as described above in Fund Summary) on an annualized basis of the average daily net assets attributed to Class C shares as compensation for distribution-related activities and services provided under the 12b-1 Plan adopted by the Trust on behalf of Class C of each Fund. Over time, fees paid under this 12b-1 Plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges. Class C shares are back-end load free, so you generally will not pay any shareholder fees when you sell Class C shares of the Fund. The minimum initial investment to purchase Class C shares of any Fund is $2,500 for a regular account and $500 for a retirement account.

30

HOW TO PURCHASE SHARES (continued)

Class I Shares

Class I shares are offered at NAV with no front-end sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class I shares are not subject to distribution and service fees. Class I shares are front-end and back-end load free, so you generally will not pay any shareholder fees when you buy or sell Class I shares of the Funds. The minimum initial investment to purchase Class I shares is $1 million for all account types.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares of a Fund at a reduced sales charge. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. Consistent with the policies described in this Prospectus, you and your “immediate family” (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge.

Rights of accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares that you already own of the Funds. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own of the Funds. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of a Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

  Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer’s brokerage account or with a bank, an insurance company separate account or an investment advisor);
  Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example a 401(k) plan) but not including employer sponsored IRAs;
  Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letters of Intent. Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of the Funds, with a minimum of $25,000, during a 13-month period. At your written request, Class A share purchases made during the previous 90 days may be included.

The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the applicable Funds to hold in escrow 5% of the total amount you intend to purchase pursuant to the LOI. If you do not complete the total intended purchase at the end of the 13 month period, the Funds’ transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

31

HOW TO PURCHASE SHARES (continued)

Repurchase of Class A Shares. If you have redeemed Class A shares of a Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the same Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares of a Fund is waived for certain types of investors, including:

  Current and retired directors and officers of the Fund sponsored by Wellesley, their families (e.g., spouse, children, mother or father) and any purchases referred through Wellesley.
  Employees of Wellesley and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
  Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.
  Participants in certain “wrap-fee” or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
  Clients of registered investment advisors that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee, including third party administrators.
  Institutional investors (which may include bank trust departments and registered investment advisors).
  Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
  Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
  Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor, in its sole discretion, may waive these minimum dollar requirements.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial advisor for further information.

Sales Charge Exceptions

You will not pay initial sales charges on Class A shares purchased by reinvesting dividends and distributions.

32

HOW TO PURCHASE SHARES (continued)

Promotional Incentives on Dealer Commissions

The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Purchasing Shares

You may purchase shares of a Fund by sending a completed application form to the Fund’s name at the following addresses:

via Regular mail:	via Overnight mail:

c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P. O. Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

Minimum and Additional Investment Amounts

For Class A and Class C shares, the minimum initial investment to open an account is $2,500 for regular accounts and $500 for retirement accounts. For Class I shares, the minimum initial investment to open an account is $1 million for all account types. The minimum subsequent investment for all classes is $100 for all account types. Lower minimum initial and additional investments may also be applicable in certain other circumstances. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from your Fund.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with a note stating the name(s) on the account and the account number, to the above address. Make all checks payable to the name of the Fund in which you want to invest. The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC (“GFS” or “Transfer Agent”), the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any payment check returned to the Transfer Agent for insufficient funds.

Anti-Money Laundering Regulations

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, a Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

33

HOW TO PURCHASE SHARES (continued)

When Your Order is Processed

All shares will be purchased at the NAV per share (plus a sales charge, if applicable) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•         the name of the Fund;

•         the dollar amount of shares to be purchased;

•         a completed purchase application that corresponds to the type of account you are opening or investment stub (make sure your investment meets the account minimum or subsequent purchase investment minimum); and

•         check payable to the name of the Fund.

Purchase through Brokers

You may invest in a Fund through brokers or agents who have entered into selling agreements with the Funds’ distributor. These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set its own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire

If you wish to wire money to invest in a Fund, please call 1-877-441-4434 to notify the applicable Fund that a wire transfer is coming and to receive appropriate account number information. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan

You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in your Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the applicable Fund at 1-877-441-4434 for more information about the Fund’s Automatic Investment Plan.

Retirement Plans

You may purchase shares of a Fund for your individual retirement plans. Please call the applicable Fund at 1-877-441-4434 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

34

HOW TO REDEEM SHARES

Written Redemption Requests

You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to the Fund’s name at the following addresses:

Regular/Express/Overnight Mail

via Regular mail:	via Overnight mail:

c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P. O. Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

Redeeming by Telephone

The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to your Fund and instruct it to remove this privilege from your account. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-877-441-4434. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

Each Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, GFS, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or GFS, do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer. GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

Redemptions in Kind

Each Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lessor of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses and tax liability when converting these securities to cash.

35

HOW TO REDEEM SHARES (continued)

Systematic Withdrawal Plan

If your individual accounts, IRA or other qualified plan account holds shares of a Fund with a current value of at least $2,500, you may adopt a Systematic Withdrawal Plan for such Fund to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more. If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the applicable Fund at 1-877-441-4434.

When Redemptions are Sent

Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, the Fund will not honor the redemption request until the check for your purchase has cleared.

Good Order

Your redemption request will be processed if it is in “good order.” For a redemption request, to be in good order, the following conditions must be satisfied:

•	The request should be in writing, unless redeeming by telephone, indicating the name of the Fund and the number of shares or dollar amount to be redeemed;
•	The request must identify your account number;
•	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
•	If you request the redemption proceeds to be sent to an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees

A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

  you wish to change the bank or brokerage account that you have designated on your account;
  you request that a redemption be mailed to an address other than that on record with the Fund;
  the proceeds of a requested redemption exceed $100,000; or
  any redemption transmitted to the shareholder of record by federal wire transfer to a bank other than the bank of record.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact your Fund to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. The Funds will not make redemptions payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) of record. A notary public cannot guarantee signatures.

36

HOW TO REDEEM SHARES (continued)

Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Trust should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redeeming through Broker

If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

By Exchange

You can exchange all or part of your investment in your Fund for shares of the same class in other Funds. When you exchange shares, you are purchasing shares in another Fund so you should be sure to get a copy of that Fund’s prospectus and read it carefully before buying shares through an exchange.

To execute an exchange, call 1-877-441-4434. Each Fund reserves the right to reject any purchase order within 24 hours of its receipt.

When you send GFS a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after your request is received by the transfer agent. For each account involved you should provide the account name, number, name of the Fund, share class and exchange or redemption amount. Call
1-877-441-4434 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.

Exchanges among the Funds are a shareholder privilege and not a right. Each Fund may temporarily or permanently terminate the exchange privileges of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.

This exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to a Fund’s ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of each Fund to prevent excessive trading, there is no guarantee that a Fund or its agents will be able to identify such shareholders or curtail their trading practices.

The Funds receive purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

Low Balances

If at any time your account balance with a given Fund falls below $2,500 in Class A and Class C shares or $1 million in Class I shares, your Fund may notify you that, unless the account is brought up to the appropriate account minimum within 60 days’ of such notification, your account could be closed or charged a small account maintenance fee. This will not apply to any account balances that drop below the minimum due to a decline in NAV. The Fund may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record.

37

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute substantially all of its net investment income quarterly and net realized capital gains annually. The distributions will be reinvested in shares of your Fund unless you elect to receive cash. For federal income tax purposes, dividends from net investment income and net short-term capital gains are taxable to investors as ordinary income, while distributions of net long-term capital gains are generally taxable as long-term capital gains, regardless of your holding period for the shares. Since each Fund’s income is derived primarily from sources that do not pay qualified dividend income, distributions from the Funds’ net investment income generally are not expected to qualify for taxation at the reduced tax rates available to individuals on qualified dividend income. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year your Fund will inform you of the amount and type of your distributions.

When you redeem, exchange or sell your shares in a Fund, you generally will have a capital gain or loss in an amount equal to the difference between the net proceeds that you receive and your tax basis for the shares you redeem, sell or exchange.

In addition, a 3.8% tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from the Funds and capital gains attributable to the sale, redemption or exchange of Fund shares. This tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains.

If you buy shares after a Fund has realized income or capital gains but prior to the record date for the distribution of such income or capital gains, you will be “buying a dividend” by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax, such as retirement and benefit plans that are qualified under section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. A plan participant whose retirement and benefit plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement and benefit plan generally are taxable to plan participants as ordinary income. These accounts are subject to complex rules, and you should consult your tax advisor about the tax consequences of investing through a tax-deferred account.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the Internal Revenue Service (the “IRS”). If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend or redemption proceeds. Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.

Each Fund is required to report to the IRS and shareholders the “cost basis” of shares purchased after January 1, 2012 that are subsequently redeemed, exchanged or sold. These requirements generally do not apply to investments held in a tax-deferred account or to certain types of entities (such a C corporations).

38

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS (continued)

If you hold Fund shares through a broker (or other nominee) that were purchased on or after such date, please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. If you purchase Fund shares directly from us on or after January 1, 2012, cost basis will be calculated using the Fund’s default method of first in first out, unless you instruct the Fund to use a different IRS-accepted cost basis method. Please note that you will continue to be responsible for calculating and reporting the cost basis of Fund shares that were purchased prior to January 1, 2012. Fund shareholders should consult their tax advisors regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

This summary is general and is not intended to be and should not be construed to be legal or tax advice to any current holder of the Funds’ shares. Because everyone’s tax situation is unique, you should consult your tax advisor regarding the effect that an investment in a Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption or exchange of your shares.

39

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Each Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board does not authorize market-timing activities by shareholders and has approved procedures that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds monitor, on a continuing basis, account transaction activity in an attempt to detect market timing. Though this involves judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments that are consistent with the interests of the Fund’s shareholders. Each Fund reserves the right to reject purchase orders if the Fund reasonably believes that an investor is engaged in market timing or other disruptive trading activities. Neither the Funds nor the advisor will be liable for any losses resulting from rejected purchase orders. The advisor may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Funds.

Although each Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that a Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Fund, and the intermediaries have agreed to provide transaction information to each Fund upon request, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. If a Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of Wellesley, the service providers may take immediate action to stop any further short-term trading by such participants.

40

DISTRIBUTION OF SHARES

Distribution Fees

Each Class A and each Class C of a Fund has adopted a separate 12b-1 Plan that allows the Fund to use part of the assets of that class to finance the sale and distribution of shares, including advertising, marketing and other promotional activities. The 12b-1 Plans also allow the Funds to pay the distributor for certain shareholder services provided to shareholders or other service providers that have entered into agreements with the distributor to provide these services. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial advisor for further information.

For these services under the Class A 12b-1 Plan of the Miller Convertible Bond Fund, the distributor is paid on a monthly basis an annual amount equal to 0.50% of such Fund’s average net assets attributable to Class A shares. For these services under the Class A 12b-1 Plan of each of the other Funds, the relevant Fund pays the distributor on a monthly basis an annual amount equal to 0.25% of its average net assets attributable to Class A shares. Under the Class C 12b-1 Plan of all three Funds, the relevant Fund pays the distributor on a monthly basis an annual amount equal to 1.00% of the applicable Fund’s average net assets attributable to Class C shares. These fees are used by the distributor to pay your financial intermediary and offset amounts owed to the distributor under the underwriting agreement.

The distributor generally may, in turn, pay your financial intermediary out of the distribution and service fees it receives. The distributor retains the distribution and service fees on accounts with no authorized intermediary of record and uses the excess to pay other distribution and marketing related expenses after deducting the fees owed to it under the underwriting agreement. Because Class A and Class C shares of each Fund pay these fees out of their assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

Additional Compensation to Financial Intermediaries

Wellesley may provide additional compensation to brokerage firms and financial intermediaries out of its own assets (which may come directly or indirectly from the Funds). This compensation is in addition to amounts you may pay pursuant to a 12b-1 Plan or as a sales commission on Class A shares. It is also in addition to amounts that may be paid from the assets attributable to a particular class for shareholder servicing services, processing services or both, as applicable, that are provided to investors that hold their shares of such class in omnibus accounts or platforms maintained by certain financial intermediaries. Payments by Wellesley out of its own assets may be made, at its discretion, to brokerage firms and financial intermediaries who have sold shares of a Fund. The level of payments made to financial intermediaries in any given year will vary, but may be significant. Brokerage firms and other intermediaries that sell Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options and services it will make available to those clients. Wellesley determines the cash payments described above in its discretion in response to requests from brokerage firms and financial intermediaries, based on factors it deems relevant. (A number of factors will be considered in determining payments, including the sales, assets, and share class utilized and the quality of its relationship with Wellesley). Wellesley will, on an annual basis, determine the advisability of continuing these payments. It may also pay expenses associated with meetings conducted by brokerage firms and financial intermediaries that facilitate educating financial advisors and shareholders about the Funds.

Householding

To reduce expenses, we mail only one copy of the Prospectus and each Annual and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call your Fund at 1-877-441-4434 on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

41

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of your Fund during the past five years (or such shorter period since the Fund’s or Class’ inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information for the year-ended October 31, 2017 has been audited by RSM US LLP, independent registered public accounting firm, the information for the periods presented for the four years ending October 31, 2016, were audited by another accounting firm. The report of the independent registered public accounting firm, along with the Fund’s financial statements, are included in each Fund’s October 31, 2017 Annual Report, which is available at no charge upon request.

Miller Convertible Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A

	Year Ended October 31, Year Ended October 31,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$12.53	$12.15	$12.75	$12.55	$10.70
Increase (decrease) from operations:
Net investment income (a)	0.72	0.28	0.23	0.37	0.31
Net gain (loss) from securities
(both realized and unrealized)	0.36	0.33	(0.17)	0.59	1.84
Total from operations	1.08	0.61	0.06	0.96	2.15
Distributions to shareholders from:
Net investment income	(0.42)	(0.20)	(0.32)	(0.27)	(0.30)
Net realized gain	—	(0.03)	(0.34)	(0.49)	—
Total distributions	(0.42)	(0.23)	(0.66)	(0.76)	(0.30)
Net Asset Value, End of Year	$13.19	$12.53	$12.15	$12.75	$12.55
Total Return (b)	8.72%	5.07%	0.49%	7.98%	20.33%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$109,900	$112,311	$159,608	$305,994	$219,218
Ratio of expenses to average net assets	1.45%	1.49%	1.44%	1.45%	1.50%
Ratio of net investment income to average net assets	5.55%	2.30%	3.10%	2.87%	2.69%
Portfolio turnover rate	79%	46%	81%	78%	104%

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized.

42

FINANCIAL HIGHLIGHTS (continued)

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class C

	Year Ended October 31, Year Ended October 31,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$12.45	$12.07	$12.68	$12.50	$10.67
Increase (decrease) from operations:
Net investment income (a)	0.65	0.24	0.26	0.30	0.25
Net gain (loss) from securities
(both realized and unrealized)	0.35	0.31	(0.27)	0.59	1.84
Total from operations	1.00	0.55	(0.01)	0.89	2.09
Distributions to shareholders from:
Net investment income	(0.35)	(0.14)	(0.26)	(0.22)	(0.26)
Net realized gain	—	(0.03)	(0.34)	(0.49)	—
Total distributions	(0.35)	(0.17)	(0.60)	(0.71)	(0.26)
Net Asset Value, End of Year	$13.10	$12.45	$12.07	$12.68	$12.50
Total Return (b)	8.14%	4.50%	0.07%	7.42%	19.77%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$71,406	$70,057	$69,396	$66,968	$43,998
Ratio of expenses to average net assets	1.95%	1.99%	1.94%	1.95%	2.00%
Ratio of net investment income to average net assets	5.06%	1.96%	2.60%	2.37%	2.19%
Portfolio turnover rate	79%	46%	81%	78%	104%

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized.

43

FINANCIAL HIGHLIGHTS (continued)

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class I

	Year Ended October 31, Year Ended October 31,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$12.53	$12.15	$12.76	$12.59	$10.73
Increase (decrease) from operations:
Net investment income (a)	0.78	0.39	0.45	0.43	0.37
Net gain (loss) from securities
(both realized and unrealized)	0.36	0.28	(0.33)	0.60	1.85
Total from operations	1.14	0.67	0.12	1.03	2.22
Distributions to shareholders from:
Net investment income	(0.48)	(0.26)	(0.39)	(0.37)	(0.36)
Net realized gain	—	(0.03)	(0.34)	(0.49)	—
Total distributions	(0.48)	(0.29)	(0.73)	(0.86)	(0.36)
Net Asset Value, End of Year	$13.19	$12.53	$12.15	$12.76	$12.59
Total Return (b)	9.27%	5.56%	1.08%	8.49%	20.95%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$781,823	$636,200	$480,548	$352,395	$129,282
Ratio of expenses to average net assets	0.95%	0.99%	0.94%	0.95%	1.00%
Ratio of net investment income to average net assets	6.06%	3.21%	3.60%	3.37%	3.19%
Portfolio turnover rate	79%	46%	81%	78%	104%

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized.

44

FINANCIAL HIGHLIGHTS (continued)

Miller Convertible Plus Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class A
	Year	Year	Period
	Ended	Ended	Ended
	October 31, 2017	October 31, 2016	October 31, 2015 *

Net Asset Value, Beginning of Period	$22.41	$20.99	$20.00
Increase from operations:
Net investment income (a)	1.16	1.46	0.50
Net gain from securities
(both realized and unrealized)	1.25	0.50	0.68
Total from operations	2.41	1.96	1.18
Distributions to shareholders from:
Net investment income	(0.51)	(0.29)	(0.19)
Net realized gain	—	(0.25)	—
Total distributions	(0.51)	(0.54)	(0.19)
Net Asset Value, End of Period	$24.31	$22.41	$20.99
Total Return (b)	10.87%	9.43%	5.88%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$773	$455	$82
Ratio of expenses to average net assets,
before reimbursement	4.33%	5.49%	4.58	% (c)
net of reimbursement	4.17%	5.00%	3.74	% (c)
Ratio of net investment income to average net assets	4.89%	6.77%	1.45	% (c)
Portfolio turnover rate	122%	81%	109	% (d)

*	Miller Convertible Plus Fund Class A commenced operations December 31, 2014.

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the period

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized. Had the Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(c)	Annualized.

(d)	Not annualized.

45

FINANCIAL HIGHLIGHTS (continued)

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class C
	Year	Year	Period
	Ended	Ended	Ended
	October 31, 2017	October 31, 2016	October 31, 2015 *

Net Asset Value, Beginning of Period	$22.24	$20.88	$20.00
Increase from operations:
Net investment income (a)	0.96	0.08	0.12
Net gain from securities
(both realized and unrealized)	1.25	1.70	0.91
Total from operations	2.21	1.78	1.03
Distributions to shareholders from:
Net investment income	(0.38)	(0.17)	(0.15)
Net realized gain	—	(0.25)	—
Total distributions	(0.38)	(0.42)	(0.15)
Net Asset Value, End of Period	$24.07	$22.24	$20.88
Total Return (b)	9.98%	8.61%	5.14%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$402	$515	$67
Ratio of expenses to average net assets,
before reimbursement	5.14%	5.11%	5.33	% (c)
net of reimbursement	4.98%	4.62%	4.49	% (c)
Ratio of net investment income to average net assets	4.10%	0.38%	0.70	% (c)
Portfolio turnover rate	122%	81%	109	% (d)

*	Miller Convertible Plus Fund Class C commenced operations December 31, 2014.

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(c)	Annualized.

(d)	Not annualized.

46

FINANCIAL HIGHLIGHTS (continued)

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class I
	Year	Year	Period
	Ended	Ended	Ended
	October 31, 2017	October 31, 2016	October 31, 2015 *

Net Asset Value, Beginning of Period	$22.45	$21.01	$20.00
Increase from operations:
Net investment income (a)	1.21	0.45	0.31
Net gain from securities
(both realized and unrealized)	1.27	1.56	0.90
Total from operations	2.48	2.01	1.21
Distributions to shareholders from:
Net investment income	(0.63)	(0.32)	(0.20)
Net realized gain	—	(0.25)	—
Total distributions	(0.63)	(0.57)	(0.20)
Net Asset Value, End of Period	$24.30	$22.45	$21.01
Total Return (b)	11.16%	9.75%	5.99%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$136,449	$80,948	$43,168
Ratio of expenses to average net assets,
before reimbursement	4.15%	4.11%	4.33	% (c)
net of reimbursement	4.00%	3.62%	3.49	% (c)
Ratio of net investment income to average net assets	5.11%	2.10%	1.70	% (c)
Portfolio turnover rate	122%	81%	109	% (d)

*	Miller Convertible Plus Fund Class I commenced operations December 31, 2014.

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(c)	Annualized.

(d)	Not annualized.

47

FINANCIAL HIGHLIGHTS (continued)

Miller Intermediate Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class A
	Year	Year	Period
	Ended	Ended	Ended
	October 31, 2017	October 31, 2016	October 31, 2015 *

Net Asset Value, Beginning of Period	$16.20	$15.47	$15.00
Increase from operations:
Net investment income (a)	0.57	0.14	0.34
Net gain from securities
(both realized and unrealized)	0.09	0.84	0.24
Total from operations	0.66	0.98	0.58

Distributions to shareholders from:
Net investment income	(0.31)	(0.16)	(0.11)
Net realized gain	—	(0.09)	—
Total distributions	(0.31)	(0.25)	(0.11)
Net Asset Value, End of Period	$16.55	$16.20	$15.47
Total Return (b)	4.11%	6.42%	3.84%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$176	$266	$863
Ratio of expenses to average net assets,
before reimbursement/recapture	1.43%	1.76%	2.05	% (c)
net of reimbursement/recapture	1.50%	1.50%	1.50	% (c)
Ratio of net investment income to average net assets	3.48%	0.90%	1.39	% (c)
Portfolio turnover rate	83%	40%	85	% (d)

*	Miller Intermediate Bond Fund Class A commenced operations December 31, 2014.

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized. Had the Adviser not absorbed a portion of the expenses or recaptured expenses during certain periods, total returns would have been lower or higher, respectively.

(c)	Annualized.

(d)	Not annualized.

48

FINANCIAL HIGHLIGHTS (continued)

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class C
	Year	Year	Period
	Ended	Ended	Ended
	October 31, 2017	October 31, 2016	October 31, 2015 *

Net Asset Value, Beginning of Period	$16.29	$15.57	$15.00
Increase from operations:
Net investment income (a)	0.45	0.07	0.31
Net gain from securities
(both realized and unrealized)	0.09	0.80	0.26
Total from operations	0.54	0.87	0.57
Distributions to shareholders from:
Net investment income	(0.19)	(0.06)	—
Net realized gain	—	(0.09)	—
Total distributions	(0.19)	(0.15)	—
Net Asset Value, End of Period	$16.64	$16.29	$15.57
Total Return (b)	3.31%	5.65%	3.80%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$163	$249	$105
Ratio of expenses to average net assets,
before reimbursement/recapture	2.18%	2.51%	2.80	% (c)
net of reimbursement/recapture	2.25%	2.25%	2.25	% (c)
Ratio of net investment income to average net assets	2.75%	0.47%	0.64	% (c)
Portfolio turnover rate	83%	40%	85	% (d)

*	Miller Intermediate Bond Fund Class C commenced operations December 31, 2014.

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized. Had the Adviser not absorbed a portion of the expenses or recaptured expenses during certain periods, total returns would have been lower or higher, respectively.

(c)	Annualized.

(d)	Not annualized.

49

FINANCIAL HIGHLIGHTS (continued)

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class I
	Year	Year	Period
	Ended	Ended	Ended
	October 31, 2017	October 31, 2016	October 31, 2015 *

Net Asset Value, Beginning of Period	$16.21	$15.47	$15.00
Increase from operations:
Net investment income (a)	0.62	0.31	0.21
Net gain from securities
(both realized and unrealized)	0.08	0.72	0.38
Total from operations	0.70	1.03	0.59
Distributions to shareholders from:
Net investment income	(0.36)	(0.20)	(0.12)
Net realized gain	—	(0.09)	—
Total distributions	(0.36)	(0.29)	(0.12)
Net Asset Value, End of Period	$16.55	$16.21	$15.47
Total Return (b)	4.34%	6.76%	3.92%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$147,539	$101,923	$41,597
Ratio of expenses to average net assets,
before reimbursement/recapture	1.18%	1.51%	1.80	% (c)
net of reimbursement/recapture	1.25%	1.25%	1.25	% (c)
Ratio of net investment income to average net assets	3.78%	2.00%	1.64	% (c)
Portfolio turnover rate	83%	40%	85	% (d)

*	Miller Intermediate Bond Fund Class I commenced operations December 31, 2014.

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized. Had the Adviser not absorbed a portion of the expenses or recaptured expenses during certain periods, total returns would have been lower or higher, respectively.

(c)	Annualized.

(d)	Not annualized.

50

PRIVACY NOTICE

FACTS	WHAT DOES MILLER INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: • Social Security number • Purchase History • Assets • Account Balances • Retirement Assets • Account Transactions • Transaction History • Wire Transfer Instructions • Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Miller Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Miller Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-877-441-4434

51

PRIVACY NOTICE (continued)

Who we are
Who is providing this notice?	Miller Investment Trust
What we do
How does Miller Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Miller Investment Trust collect my personal information?

We collect your personal information, for example, when you

•         Open an account

•         Provide account information

•         Give us your contact information

•         Make deposits or withdrawals from your account

•         Make a wire transfer

•         Tell us where to send the money

•         Tells us who receives the money

•         Show your government-issued ID

•         Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•         Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•         Affiliates from using your information to market to you

•         Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Miller Investment Trust does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Miller Investment Trust does not share with non-affiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Miller Investment Trust does not jointly market.

52

Advisor	Wellesley Asset Management, Inc. 20 William Street Wellesley, MA 02481
Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Legal Counsel	Thompson Hine LLP 1919 M Street, N.W.41 South High Street Suite 700 Washington, D.C. 20036-1600
Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130
Custodian	The Bank of New York Mellon 225 Liberty Street New York, NY 10286

Additional information about the Funds, is included in the Funds’ SAI. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the Annual Report or the Semi-Annual Report, to request other information about a Fund, or to make shareholder inquires about your Fund, please call 1-877-441-4434 or visit www.TheMillerFamilyOfFunds.com. You may also write to the name of your Fund at the following address:

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

You may review and obtain copies of the Funds’ information at the SEC’s Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Miller Convertible Bond Fund 17605 Wright St. • Suite 2 • Omaha, NE 68130 1-877-441-4434	File No. 811-22131
Miller Convertible Plus Fund 17605 Wright St. • Suite 2 • Omaha, NE 68130 1-877-441-4434	File No. 811-22131
Miller Intermediate Bond Fund 17605 Wright St. • Suite 2 • Omaha, NE 68130 1-877-441-4434	File No. 811-22131